Exhibit 99.1

Follow - On Offering Presentation January 202 1

Disclaimers Scopus BioPharma Inc . (“Scopus”) has filed an offering statement (including an offering circular) with the Securities and Exchange Commission (“SEC”) for the offering of Scopus shares of common stock to which this presentation relates . You should read the offering circular and other documents Scopus has filed with SEC for more complete information about Scopus and this offering . You may get copies of these documents for free by accessing EDGAR on the SEC website (www . sec . gov) or by requesting the offering circular from The Benchmark Company, LLC . Nothing contained herein shall, under any circumstances, create an implication that there has been no change in the affairs of the company . All information contained herein is subject to completion of or amendments to the offering statement . Investors are cautioned not to rely on any information not expressly set forth in the offering statement and, in making an investment decision, investors must rely upon their own examination of the Company and all terms and conditions of the offering, including the merits and risks involved, all as more completely set forth in the offering statement . In connection with the offering and this presentation : no money or other consideration is being solicited and if any money or other consideration is sent in response to this presentation, it will not be accepted ; no offer to buy the shares can be accepted, and no part of the purchase price can be received, until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, before notice of acceptance given after the qualification date ; and an indication of interest to purchase the shares involves no obligation or commitment . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . The information contained in this presentation or otherwise provided to you is provided for informational purposes only, does not recommend the purchase or sale of any security, is not complete and does not contain all material information about Scopus, including important information and risk factors associated with an investment in Scopus, and is subject to change without notice . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . All statements regarding Scopus BioPharma Inc . , “Scopus” or the “Company” that are not historical fact, including, but not limited to, statements regarding expected future financial position, results of operations, cash flows, business strategy, budgets, competitive position, growth opportunities, plans and objectives of management for future operations, as well as statements containing words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “intends,” “may” or “will” or variations of such words and similar expressions, are forward - looking statements . By their nature, forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in the offering statement on Form 1 - A filed with the SEC, which is available for review at www . sec . gov . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In addition, we operate in a very competitive and rapidly changing environment . In light of these risks, uncertainties and assumptions, any forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Forward - looking statements speak only as of the date they were made, and we undertake no obligation to update or revise any forward - looking statements for any reason, except as may be required by law . In this presentation, we identify our lead drug candidate with a name solely for ease of use in referencing such drug candidate . Such drug candidate is identified by a different name, CpG - STAT 3 siRNA, by our licensor . Any name used by us in connection with CpG - STAT 3 siRNA for any purposes other than current ease of use, if any, shall be subject to regulatory and other approvals . Any use of such name we use to identify our drug candidate does not mean, nor is it meant to imply, that such drug candidate is or will be, at any point in the future, referred to by such name . 2

SCOPUS BIOPHARMA

The Company

- Scopus BioPharma is developing CpG-STAT3siRNA, or CO-sTiRNA™, a ground-breaking cancer treatment encompassing both immunotherapy and gene therapy
- IND for Phase 1 clinical trial for B-cell Non-Hodgkin's Lymphoma ("NHL") slated to be filed in H1 2021
  - Clinical trial anticipated to begin in H2 2021
- CO-sTiRNA is a highly selective and targeted immuno-oncology gene therapy designed to simultaneously:
  - "silence" STAT3 activity through RNA interference
  - stimulate TLR9 receptors to activate the body's immune system to recognize and kill cancer cells
  - targets only tumor cells and tumor-associated immune cells
- STAT3 is a gene known to cause cancer tumors to grow and to protect such tumors from detection by the immune system
  - Effective treatments inhibiting STAT3 have been "elusive" to date
  - STAT3 continues to be considered "undruggable"
- Pre-clinical results have demonstrated reductions in cancer growth and metastasis

3

The Company 4 ➢ Subsequent Phase 1 clinical trial expected for B - cell NHL in combination with immune checkpoint inhibitors and/or CAR - Ts ➢ We have an exclusive worldwide license for CO - sTiRNA from City of Hope National Medical Center (“COH”), a world - renowned research and cancer center near Los Angeles ➢ We are sponsoring research under a sponsored research agreement (“SRA”) at COH for CO - sTiRNA in additional cancer indications in combination with immune checkpoint inhibitors and/or CAR - Ts ➢ We also have an exclusive worldwide license for MRI - 1867 from the National Institutes of Health (“NIH”) ➢ Initial indication is for systemic sclerosis, a fibrotic disease with no FDA - approved treatment ➢ IP for key drug candidates covered by multiple licensed issued and pending patents ➢ Potential for orphan drug designation for both key drug candidates ➢ Strategy for building asset portfolio: ➢ Acquire/in - license assets post - discovery from leading institutions with significant prior capital investment and existing pre - clinical safety and biological activity data ➢ Mitigate risk of internal drug discovery and early development

Issuer Scopus BioPharma Inc. Offering Size $ Common Stock Offered shares Offering Price Per Share $ per share Nasdaq Global Market Symbol “ SCPS” Common Stock Outstanding After Offerin g (1)(2)(3)(4) Use of Proceeds CO - sTiRNA clinical development and sponsored research, working capital and general corporate purposes Sole Bookrunn ing Manager Benchmark Company Offering Summary 5 (1) As of December 31, 2020. Excludes 2,533,333 shares which may become issuable upon satisfaction of milestones specified in connection with the acquisition of CO - sTiRNA license and shares issuable upon exercise warrants and stock options described below. (2) Excludes shares issuable upon the exercise of 8,434,438 outstanding W Warrants and exercise of an indeterminate number of W Warrants issuable only in the event of conversion of approximately $2.9 million principal amount of Convertible Notes outstanding, which are convertible into W Warrants at $0.50 per W Warrant, and exclusive of W Warrants which may become issuable in connection with accrued interest on the Convertible Notes. (3) Excludes 450,000 warrants issued to one of our strategic partners, up to 200,000 of such warrants subject to vesting. (4) Excludes 1,200,000 stock options issued under our 2018 Equity Incentive Plan, which are subject to vesting provisions, with exercise prices ranging from $1.50 to $5.50 per share .

Highlights 6 ➢ CO - sTiRNA is a potential game - changing treatment, making STAT3 “druggable ” ➢ Unique approach encompassing both immunotherapy and gene therapy ➢ H1 2021 filing of IND and H2 2021 initiation of Phase 1 clinical trial for CO - sTiRNA ➢ Near - term milestones provide multiple opportunities to drive value ➢ Multi - billion - dollar market opportunities ➢ Strong strategic partnerships with leading institutions and experts ➢ Robust IP creates high barriers to entry ➢ Moderate near - term capital requirements ➢ Strong investor demand for immuno - oncology and gene therapy companies, making CO - sTiRNA a unique value proposition ➢ Leadership team with strong background in building shareholder value in biopharmaceutical / biotechnology sectors ➢ On December 18, 2020, we completed an initial public offering of our common stock at a public offering price of $5.50 per share. Our common stock is listed on the Nasdaq Global Market (Nasdaq: “SCPS ”).

7 Pipeline

8 Near - Term Value Building Milestone s Q1 2021 » Complet ion of clinical l ot m anufacturing » Finalization of status report on research for CO - sTiRNA + checkpoint inhibitor under the SRA » Finalization of IND package for CO - sTiRNA for B - cell NHL Q2 2021 » Filing of IND for CO - sTiRNA for B - cell NHL with the FDA » Initial pre - clinical results for CO - sTiRNA in cutaneous T - cell lymphoma under the SRA Q3 2021 » Dosing of first patient in Phase 1 clinical trial for CO - sTiRNA in B - cell NHL Q4 2021 » Initial pre - clinical results for CO - sTiRNA in melanoma or other solid tumors under the SRA

9 Additional Value Building Milestone s 2022 » Completion of supporting studies for CO - sTiRNA + checkpoint inhibitor » Filing/amendment of IND for CO - sTiRNA + checkpoint inhibitor for Phase 1 clinical trial » Commencement of CO - sTiRNA + checkpoint inhibitor Phase 1 clinical trial

10 ➢ We capitalize on o utstanding scientific and medical provenance based on pioneering discoveries at some of the world’s foremost research and academic institutions ➢ Exclusive worldwide licenses from COH , N IH and The Hebrew University of Jerusalem ➢ Our key drug candidates are covered by multiple issued and pending patents ➢ CO - sTiRNA: Licensed from COH (CpG - STAT3siRNA) ➢ 5 issued and 2 pending patents ➢ MRI - 1867: Licensed from NIH ➢ 3 issued and 14 pending patents ➢ Additional potential IP pursuant to company - sponsored research with strategic partners ➢ Potential for orphan drug designation for CO - sTiRNA and MRI - 1867 Strategic Partners and Intellectual Property

Ashish P. Sanghrajka President and Director Aharon Schwartz, Ph.D. SAB Chairman Executive Chairman - Scopus Israel Morris C. Laster, M.D. SAB Member; Director and Senior Medical Advisor - Scopus Israel Raphael (Rafi) Hofstein, Ph.D. Director Lesley Russell, MB.Ch.B., MRCP Director Hua E. Yu, Ph.D. SAB Member Marcin Kortylewski, Ph.D. SAB Member 11 Experienced Biopharma Leadership

Experienced Finance and Capital Markets Leadership Joshua R . Lamstein Chairman and Director Robert J. Gibson, CFA Vice Chairman and Director David S. Battleman, M.D. Director David A . Buckel, CMA Director Ira Scott Greenspan Director Paul E. Hopper Director David Weild IV Director 12

CO - sTiRNA : A Cancer Therapeutic Drug Candidate with Dual Activity ✓ Signal Transducer and Activator of Transcription 3 (STAT3) is a highly desirable target for cancer therapy. Importantly, STAT3 inhibition does not a ffect viability of normal cells. ✓ CO - sTiRNA strategy is a gene therapy, which relies on STAT3 silencing through RNA interference (RNAi) and results in potent antitumor immunity. ✓ CO - sTiRNA targets cancer cells and tumor - associated immune cells without interfering with memory T cells, thus resulting in a protective, long - term antitumor immunity. ✓ CO - sTiRNA conjugates restore T cell activity by disrupting immunosuppressive effects of the tumor microenvironment, and not by direct effect on T cells thus it is safer and less likely to result in autoimmune disorders. 13 ➢ Dual activity blocks STAT3 in cancer cells and in tumor - associated immune cells while inducing antitumor immune responses

➢ STAT3 is a critical convergence point for many cancer - causing pathways, promoting cancer cell survival, proliferation and invasion by regulating several genes involved in cell growth and division ➢ When STAT3 proteins are activated by various extracellular signals, they move into the cell nucleus and bind to specific areas of DNA to regulate expression of various cancer promoting genes ➢ STAT3 suppresses detection and elimination of cancer cells by the immune system by inducing production of multiple immunosuppressive proteins and blocking those that are helping antitumor immune responses Apoptosis Anti - tumor Immunity 14 Why Targeting STAT3 is So Important for Cancer Therapy

Blocking STAT3 in the Presence of CpG Induces Potent Antitumor Immune Responses

Proof-of-concept study in genetic model of STAT3 deletion (Mx-Cre/STAT3flox):
STAT3 was removed from immune cells such as myeloid cells (DC, TAM, MDSC) and B cells but not from T cells


B16 Melanoma Model
Wild type control
WT
WT+CpG
Tumor volume [mm³]
1000
800
600
400
200
0
5
10
15
20
25
Days
Stat3KO +CpG +anti-CD4/CD8
Stat3KO +CpG
Tumors are gone

- Black lines show CpG and STAT3 alone do not inhibit tumor growth effectively
- Blue line shows that antitumor effects induced by taking away STAT3 and stimulating with CpG molecule are dependent on T cell activities
- The **antitumor effects require T cells** since elimination of these immune cells using anti-CD4 and CD8 antibodies compromises the antitumor effects
- Red line shows **complete tumor regression** when STAT3 is taken away and CpG is added.
- Mice can be rechallenged with B16 cancer cells but protective and long-term immunity

Source: Kortylewski, M., et. al., Nature Medicine Volume 11 Issue 12; Cancer Research Volume 69 Issue 6.

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CO - sTiRNA : Pharmacology and Toxicology Studies ➢ No Cytokine Release Syndrome in vitro (human PBMC), no gross abnormalities in mouse and rat toxicology studies ➢ Completed initial toxicology study with CO - sTiRNA injected subcutaneously into male and female rats ➢ Subcutaneous injection (in rodents) versus proposed local administration in humans - intratumoral in Non - Hodgkin’s Lymphoma and intratumoral and intraventricular in GBM ➢ No toxicity of CO - sTiRNA observed at doses up to 15 mg/kg/injection (equivalent to 2.1 mg/kg dose in humans), exceeding planned clinical trial dosing (0.4 mg/kg/injection) ➢ Local delivery proposal gives more confidence in better safety and less possible systemic toxicity ➢ No gross pathology findings in either terminal phase (i.e., immediately after dosing) or recovery phase animals (i.e., 4 weeks after last dose) ➢ No safety concerns from non - human primate study ➢ FDA review at pre - IND meeting with no additional safety concerns noted 16

Indication Non - Hodgkin’s Lymphoma Population/ Indication(s): Relapsed/Refractory B - c ell Non - Hodgkin’s Lymphoma Phase Phase 1, with expansion cohort Segment Relapsed/ Recurrent Therapy Status At initial treatment No. of Patients 15 expected (4 - 24) Estimated Study / Duration 30 months Participant Duration Follow - up for at least 6 months or until study termination Route of Administration Intratumoral injection Location COH, Los Angeles 17 Overview of Phase 1 Clinical Trial f or CO - sTiRNA

SCOPUS BIOPHARMA

Significant Investor Demand for Immuno-Oncology and Gene Therapy IPOs in 2020

		IPO				As of 12/31/20		
Company	Ticker	Date	Price	Gross Proceeds	Post-money Market Cap.	Price	Market Cap.	Return (IPO to 12/31/20)
Immuno-Oncology								
Silverback Therapeutics	SBTX	12/03/20	$21.00	$278	$729	$46.34	$1,609	120.7%
Kiromic BioPharma	KRBP	10/16/20	$13.00	$16	$95	$8.33	$61	(35.9%)
Shattuck Labs	STTK	10/08/20	$17.00	$232	$708	$52.41	$2,188	208.3%
Oncorus	ONCR	10/01/20	$15.00	$98	$338	$32.33	$731	115.5%
Immunome	IMNM	10/01/20	$12.00	$45	$126	$9.68	$102	(19.3%)
Greenwich Life Sciences	GLSI	09/25/20	$5.75	$7	$69	$36.47	$455	534.3%
Inhibrx, Inc.	INBX	08/19/20	$17.00	$137	$641	$32.97	$1,243	93.9%
Checkmate Pharmaceuticals	CMPI	08/07/20	$15.00	$77	$323	$14.59	$314	(2.7%)
iTeos Therapeutics	ITOS	07/24/20	$19.00	$201	$666	$33.82	$1,185	78.0%
Nurix Therapeutics	NRIX	07/24/20	$19.00	$238	$733	$32.88	$1,278	73.1%
Relay Therapeutics	RLAY	07/16/20	$20.00	$460	$1,799	$41.56	$3,739	107.8%
ALX Oncology Holdings	ALXO	07/16/20	$19.00	$186	$702	$86.20	$3,199	353.7%
Nkarta	NKTX	07/10/20	$18.00	$290	$588	$61.47	$2,008	241.5%
Poseida Therapeutics	PSTX	07/09/20	$16.00	$224	$989	$10.97	$678	(31.4%)
Legend Biotech	LEGN	06/05/20	$23.00	$487	$2,973	$28.16	$3,639	22.4%
Oric Pharmaceuticals	ORIC	04/24/20	$16.00	$138	$479	$33.85	$1,205	111.6%
I-MAB	IMAB	01/17/20	$14.00	$114	$810	$47.15	$3,324	236.8%
Sub-Total Immuno-Oncology				**$2,951**				
Mean					*$466*		*$1,586*	*129.9%*
Median					*$666*		*$1,243*	*107.8%*
Gene Therapy								
4D Molecular Therapeutics	FDMT	12/10/20	$22.50	$158	$596	$41.45	$1,098	84.2%
SQZ Biotechnologies	SQZ	10/30/20	$16.00	$71	$383	$28.98	$716	81.1%
Foghorn Therapeutics	FHTX	10/23/20	$15.00	$126	$537	$20.27	$726	35.1%
Aligos Therapeutics	ALGS	10/16/20	$15.00	$167	$571	$27.65	$1,054	84.3%
Taysha Gene Therapies	TSHA	09/24/20	$20.00	$181	$763	$26.54	$1,002	32.7%
Dyne Therapeutics	DYN	09/16/20	$19.00	$268	$863	$21.00	$954	10.5%
CureVac	CVAC	08/14/20	$16.00	$213	$2,847	$81.07	$14,428	406.7%
Freeline Therapeutics	FRLN	08/07/20	$18.00	$159	$625	$18.26	$634	1.4%
Akouos	AKUS	06/25/20	$17.00	$244	$584	$19.83	$682	16.6%
Repare Therapeutics	RPTX	06/19/20	$20.00	$253	$735	$34.30	$1,261	71.5%
Avidity Biosciences	RNA	06/12/20	$18.00	$298	$675	$25.52	$958	41.8%
Generation Bio	GBIO	06/12/20	$19.00	$230	$882	$28.35	$1,316	49.2%
Passage BIO	PASG	02/28/20	$18.00	$248	$819	$25.57	$1,163	42.1%
Beam Therapeutics	BEAM	02/06/20	$17.00	$207	$758	$81.64	$4,732	380.2%
Sub-Total Gene Therapy				**$8,571**				
Mean					*$850*		*$2,279*	*96.4%*
Median					*$735*		*$1,002*	*42.1%*
All Companies				**$11,522**				
Mean					*$794*		*$1,886*	*115.4%*
Median					*$689*		*$1,174*	*75.5%*
Scopus BioPharma	**SCPS**	**12/16/20**	**$5.50**	**$3**	**$80**	**$14.84**	**$216**	**169.8%**

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MRI - 1867 ➢ MRI - 1867 is a proprietary, dual - action, peripherally - restricted NCE CB 1 receptor (CB1R) inverse agonist and inhibitor of iNOS ➢ Over activation of CB 1 and iNOS has been implicated in the pathophysiology of systemic sclerosis, including fibrosis of the skin, lung, kidney and heart ➢ Modulation of two pathways should result in greater efficacy than targeting only one ➢ There is no FDA - approved treatment for systemic sclerosis ➢ MRI - 1867 may qualify for Orphan Drug, Accelerated Approval, Fast Track, Breakthrough Therapy and/or Priority Review from the FDA ➢ Recent developments in biopharma industry underscore value of MRI - 1867 ➢ MRI - 1867 has demonstrated numerous positive characteristics in pre - clinical testing to date ➢ Published in vivo studies conducted by the NIH demonstrated that MRI - 1867 successfully prevented and treated fibrosis in lungs and liver ➢ In vivo studies under our cooperative research and development agreement (“CRADA”) have shown MRI - 1867 was effective in treating fibrosis in a bleomycin - induced skin fibrosis animal model ➢ Oral delivery with once daily dosing ➢ Does not cross the blood/brain barrier, thus eliminating potential adverse central nervous system side effects 19

Key Takeaways 20 ➢ Potential game - changing treatment making STAT3 “druggable” ➢ CO - sTiRNA stands out as both immunotherapy and gene therapy ➢ Value - driving, near - term milestones ➢ Multi - billion dollar market opportunities ➢ High barriers to entry ➢ Attractive drug candidates with moderate near - term capital requirements ➢ Strong investor interest in immuno - oncology and gene therapy companies with promising new drug candidates ➢ Highly - motivated leadership team committed to improving patient outcomes and driving shareholder value

Thank You 21